EXHIBIT 99.1
Merrill Lynch Banking and Financial Services Conference November 16, 2005 Allen B. Morgan, Jr. Vice Chairman, Regions Financial Corporation Chairman, Morgan Keegan D. Bryan Jordan Executive V.P. and Chief Financial Officer Regions Financial Corporation

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience. 3

Overview of Regions Morgan Keegan - Positioned for Ongoing Profitable Growth 5

* Based on annualized YTD05 financial results as of September 30; excludes securities gains/losses Regions Financial Corporation $85 billion in assets Approximately $15 billion in market capitalization $4.7 billion* in revenues from diversified sources 5 million customers Strong banking franchise in South, Midwest and Texas with over 1,300 branches Over 280 brokerage offices in 16 states One of Top 15 U.S. banking companies 7

Diversified Revenue Stream $4.7 Billion in Annualized Revenues* Net II Other Mortgage Insurance Brokerage Fees 55 3.5 10 2 16 14 Combined Revenue Composition* Insurance 2% Net Interest Income 55% Mortgage Banking 10% Brokerage & Trust 16% Banking Fees 14% * Based on annualized YTD05 financial results as of September 30; excludes securities gains/losses Other 3% 9

Worst in Class Median RF Best in Class East -38 -12 17 24 Superior Net Interest Margin Performance Driven By Disciplined Balance Sheet Management YTD05 Change in Net Interest Margin (bps) +17 bps -12 bps -38 bps +24 bps NOTE: Peer group includes Top 25 U.S. banks 11

Net Interest Income Morgan Keegan Service Fees On Deposits Mortgage Other 2Q05 280 195.6 131.7 78 50.7 3Q05 300 199.4 132.9 95.9 43 $750 $250 $200 $150 $100 $50 Broad-based Revenue Gains Increasing Momentum 13% Annualized Growth

High Credit Standards 2002 2003 2004 3Q05 East 0.0103 0.0094 0.0079 0.0075 2002 2003 2004 YTD3Q05 East 0.0036 0.0033 0.0029 0.0022 Low Non-Performing Asset Levels Low Net Charge-off Levels Net charge-offs as a percentage of avg. loans NPA's as a percentage of loans and ORE * *Annualized NOTE: 2002, 2003 and 1H2004 data are legacy Regions only 15

Efficiency Efforts Underway 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05* 1Q06* East 5 24 25 30 40 45 50 Merger-related Cost Savings 2004: $30 MM 2005 Projected: $135 - $140 MM *Projected $ in Millions 2006 Projected: $200 MM Run Rate 17

Successfully Completed Union Planters Integration Efforts Third and final successful bank branch conversion event completed in early November Concludes process of converting/consolidating approximately 700 total branches Marks completion of Union Planters integration ahead of original schedule Minimal customer impact and minimal customer attrition Net growth in number of accounts, number of customers and number of households during integration period Frees up talent and resources to focus on better execution, profitable growth, and improvement of shareholder returns in 2006 19

25% Year-over-Year Increase in New DDA Production New DDA Production 2004-2005

Minimal Customer Impact Event 1 Event 2 Event 3 East 0.0276 0.0057 0.0009 # of accounts 308 620 827 23 Number of Adversely Impacted Customers as a Percentage of Total Customers Impacted

Overview of Regions Morgan Keegan - Positioned for Ongoing Profitable Growth 25

2002 2003 2004 2005* East 633.7 694.4 727.2 800 Morgan Keegan ^ Record Revenue and Net Income Since Becoming a Part of Regions 2002 2003 2004 2005* East 65.9 82.1 83.6 100 Revenues $ in Millions Net Income $ in Millions 27 *2005 Target

Morgan Keegan On Track for Another Record Year YTD 3Q04 YTD 3Q05 YTD 3Q04 YTD 3Q05 25% Earnings Growth 15% Revenue Growth Revenues Net Income 29

4Q04 1Q05 2Q05 3Q05 31

YTD 9/30/04 YTD 9/30/05 West 47.8 61.9 29% Increase 33

Morgan Keegan Customer Assets 2002 2003 2004 9/30/2005 East 32.7 40.4 48.5 54.5 Dollars in Billions

Why has the Regions/Morgan Keegan Combination Worked So Well? Similar cultures with a similar footprint Strong Regions balance sheet Morgan Keegan's diversified business mix Real opportunities for cross-selling between business lines 37

Regions Bank Morgan Keegan Regions Insurance Group Regions Financial Corporation Footprint 39

Morgan Keegan's Balanced Business Mix $800 million in Annualized Revenues* Private Client Fixed Income Equity Capital Markets Regions MK Trust Asset Mgt Interest & Other 31 20 11 13 15 10 Combined Revenue Composition* Regions MK Trust 13% Private Client 31% Asset Management 15% Equity Capital Mkts. 11% Fixed Income 20% * Based on annualized YTD05 financial results as of September 30 Interest & Other 10% 41

Private Client 869 FA's Approximately $250 million in annualized revenues* "Sweet Spot" customer has $1- $5MM in net worth 2002 2003 2004 3Q05* East 173.3 194.1 228.7 247 Total Revenues *Annualized based on YTD 3Q05 $ in millions 43

Assets Under Wrap 3Q04 4Q04 1Q05 2Q05 3Q05 East 3.8 4.2 4.4 4.8 5.3 $ in Billions 39% Growth 45

Fixed Income Capital Markets Approximately $157 million in annualized revenues* Consistently one of top 15 muni underwriters in the country Proprietary e-Folio(c) online portfolio management system Lines of Business include: Institutional Sales Fixed Income Banking Trading/Underwriting Research 2002 2003 2004 3Q05* East 228.3 254.2 188 157.5 *Annualized based on YTD 3Q05 Total Revenues $ in millions 47

Fixed Income Capital Markets Attractive, Diverse Revenue Mix Government Muni's MBS Corproate Bond Funds SBA East 27.9 60.9 23.8 24.5 12.5 4.5 Government 18% Muni's 40% MBS 15% Corporate 16% Bond Funds 8% SBA 3% 49

Equity Capital Markets Broad Capabilities Approximately $87.3 million in annualized revenues* Research Coverage on over 200 companies Nationally ranked analysts Trading Institutional Sales Investment Banking 2002 2003 2004 3Q05* East 55.7 64.2 70 87.3 *Annualized based on YTD 3Q05 Total Revenues $ in millions 51

Regions MK Trust Approximately $104.6 million in annualized revenues* $33 billion in trust assets 66 offices in 16 states 650 employees Over 29,000 clients 2002 2003 2004 3Q05* East 63.6 60.3 87 104.6 *Annualized based on YTD 3Q05 Total Revenues $ in millions 53

Asset Management Approximately $157 million in annualized revenues* $20 billion in assets internally managed $6 billion in 14 RMK Select Funds and 3 RMK closed end Funds RMK Select Value Fund ranked No. 2 in large cap value funds by WSJ as of 10/31/051 RMK Select Mid Cap Growth Fund ranked No. 8 in mid cap growth funds by WSJ as of 10/31/051 2002 2003 2004 3Q05* East 57 68.7 92.8 119.8 *Annualized based on YTD 3Q05 Total Revenues $ in millions 1Based on YTD total return 55

Assets Internally Managed 3Q04 4Q04 1Q05 2Q05 3Q05 East 18.4 19.6 19.6 19.7 20.1 $ in Billions 9% Growth 57

Synergies Between Regions and Morgan Keegan Private Client Approximately 200 FA's covering 250 bank locations Approximately 1,650 licensed insurance bank employees 15 Morgan Keegan offices with private bankers (target of 30 offices in next couple of years) Fixed Income 7 large underwritings for Regions Bank 4 bank note deals between $250-$750 million in size 3 asset-backed deals totaling $1.6 billion Better position in large corporate bond deals dues to Regions' relationships 59

Synergies Between Regions and Morgan Keegan Fixed Income Banking $9 million in public finance fees and commissions referred from Regions bankers Corporate Banking Numerous M&A referrals and equity offering referrals Investment banking helping to build loan syndication for banking clients Trust and Asset Management Fixed income banking referrals for corporate trust business Private client referrals to trust Opportunities to build mutual fund family through Morgan Keegan sales force 61

There is significant opportunity to expand private banking relations both within the bank and within Morgan Keegan to households with investable assets of $250,000 or more MK 176K HH's MK and Banking 69K HH's MK & Private Banking 2,700 HH's Private Banking 23K HH's Banking Wealth and Upper Affluent Households 221K HH's 63 HH's = Households

In Summary... Regions' integration efforts are complete with minimal customer impact Regions is now focused on maximizing leverage within and among business lines As a result, Regions expects to generate profitable growth and enhance risk-adjusted returns on equity Morgan Keegan has experienced record performance since becoming part of Regions There is much opportunity for continued enhancement of both the Morgan Keegan business line and Regions' other lines of business 65